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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2003

KEYSTONE PROPERTY TRUST
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-12514 (Commission File Number)	84-1246585 (IRS Employer Identification No.)
200 Four Falls Corporate Center, Suite 208 West Conshohocken, PA 19428 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (484) 530-1800

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)
EXHIBITS

99.1	Keystone Property Trust Supplemental Information Package for the fourth quarter ended December 31, 2002.
99.2	Press Release dated January 28, 2003 announcing results for the year ended December 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE

Simultaneous with the issuance of a press release on January 28, 2003 announcing the Company's results for the quarter ended December 31, 2002, the Company intends to make available supplemental information regarding the Company's operations. The Company is attaching the supplemental information as Exhibit 99.1 and the press release as Exhibit 99.2 to this Current Report on Form 8-K.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEYSTONE PROPERTY TRUST

Date: January 29, 2003	By:	/s/ JEFFREY E. KELTER Jeffrey E. Kelter President and Chief Executive Officer
Date: January 29, 2003	By:	/s/ TIMOTHY E. MCKENNA Timothy E. McKenna Senior Vice President and Chief Financial Officer
Date: January 29, 2003	By:	/s/ J. PETER LLOYD J. Peter Lloyd Vice President and Corporate Controller

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SIGNATURES